NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi‐Manager Small Company Fund

Supplement dated March 7, 2018
to the Summary Prospectus dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.
1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on March 7, 2018, the Board approved the termination of Putnam Investment Management, LLC ("Putnam") as a subadviser to the NVIT Multi-Manager Small Company Fund (the "Fund"), effective on or about March 12, 2018 (the "Effective Date"). Jacobs Levy Equity Management, Inc. and OppenheimerFunds, Inc. will continue to subadvise the Fund.

2.	All references to, and information regarding, Putnam, in the Summary Prospectus are deleted in their entirety.

3.	As of the Effective Date, the Summary Prospectus is amended as follows:
The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be "unseasoned," which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those in emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Foreign small-cap companies are those whose market capitalizations are similar to those companies listed in the MSCI Developed Countries, Europe, Australasia and Far East ("EAFE") Small Cap Index. The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies to capitalize on the opportunity for growth. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser looks for companies it believes have high growth potential based on fundamental analysis. The other subadviser invests in small-cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

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